JOHN WILEY & SONS, INC.
REVISED SEGMENT RESULTS
(in thousands)
(unaudited)

	Q119	Q219	Q319	Q419	FY19
Research Publishing and Platforms:
Revenue, net
Research Publishing	$216,714	$219,710	$217,973	$248,852	$903,249
Research Platforms	8,603	9,365	9,064	8,936	35,968
Total Revenue, net	$225,317	$229,075	$227,037	$257,788	$939,217

Contribution to Profit	$57,317	$59,210	$60,863	$82,364	$259,754
Adjustments:
Restructuring (credits) charges	(980)	2,282	(51)	(120)	1,131
Non-GAAP Adjusted Contribution to Profit	$56,337	$61,492	$60,812	$82,244	$260,885
Depreciation and amortization	15,365	15,422	14,651	15,451	60,889
Non-GAAP Adjusted EBITDA	$71,702	$76,914	$75,463	$97,695	$321,774

Education Publishing and Professional Learning:
Revenue, net
Education Publishing	$74,034	$107,474	$95,562	$94,948	$372,018
Professional Learning	82,390	82,196	80,561	86,138	331,285
Total Revenue, net	$156,424	$189,670	$176,123	$181,086	$703,303

Contribution to Profit	$21,767	$47,078	$37,536	$39,884	$146,265
Adjustments:
Restructuring (credits) charges	(717)	2,194	(202)	(136)	1,139
Non-GAAP Adjusted Contribution to Profit	$21,050	$49,272	$37,334	$39,748	$147,404
Depreciation and amortization	17,577	17,473	16,026	17,050	68,126
Non-GAAP Adjusted EBITDA	$38,627	$66,745	$53,360	$56,798	$215,530

Education Services:
Total Revenue, net	$29,160	$29,877	$46,207	$52,305	$157,549

Contribution to Profit	$(5,019)	$(867)	$(7,589)	$203	$(13,272)
Adjustments:
Restructuring (credits) charges	(208)	310	272	15	389
Non-GAAP Adjusted Contribution to Profit	$(5,227)	$(557)	$(7,317)	$218	$(12,883)
Depreciation and amortization	3,467	3,045	5,725	5,880	18,117
Non-GAAP Adjusted EBITDA	$(1,760)	$2,488	$(1,592)	$6,098	$5,234

Corporate Expenses:	$(37,925)	$(47,946)	$(40,464)	$(42,423)	$(168,758)
Adjustments:
Restructuring (credits) charges	(4,181)	5,210	(367)	(203)	459
Non-GAAP Adjusted Corporate Expenses	$(42,106)	$(42,736)	$(40,831)	$(42,626)	$(168,299)
Depreciation and amortization	3,762	3,712	3,431	3,118	14,023
Non-GAAP Adjusted EBITDA	$(38,344)	$(39,024)	$(37,400)	$(39,508)	$(154,276)

Consolidated Results:
Revenue, net	$410,901	$448,622	$449,367	$491,179	$1,800,069

Operating Income	$36,140	$57,475	$50,346	$80,028	$223,989
Adjustments:
Restructuring (credits) charges	(6,086)	9,996	(348)	(444)	3,118
Non-GAAP Adjusted Operating Income	$30,054	$67,471	$49,998	$79,584	$227,107
Depreciation and amortization	40,171	39,652	39,833	41,499	161,155
Non-GAAP Adjusted EBITDA	$70,225	$107,123	$89,831	$121,083	$388,262

JOHN WILEY & SONS, INC.
REVISED SEGMENT RESULTS
(in thousands)
(unaudited)

	Q118	Q218	Q318	Q418	FY18
Research Publishing and Platforms:
Revenue, net
Research Publishing	$215,594	$221,174	$216,351	$250,831	$903,950
Research Platforms	8,269	8,028	8,262	8,348	32,907
Total Revenue, net	$223,863	$229,202	$224,613	$259,179	$936,857

Contribution to Profit	$60,491	$70,264	$59,167	$82,982	$272,904
Adjustments:
Restructuring charges (credits)	4,836	(388)	690	119	5,257
Non-GAAP Adjusted Contribution to Profit	$65,327	$69,876	$59,857	$83,101	$278,161
Depreciation and amortization	13,979	12,943	13,730	14,153	54,805
Non-GAAP Adjusted EBITDA	$79,306	$82,819	$73,587	$97,254	$332,966

Education Publishing and Professional Learning:
Revenue, net
Education Publishing	$83,427	$110,566	$110,079	$97,535	$401,607
Professional Learning	77,817	82,226	88,741	89,724	338,508
Total Revenue, net	$161,244	$192,792	$198,820	$187,259	$740,115

Contribution to Profit	$8,269	$48,219	$50,627	$36,926	$144,041
Adjustments:
Restructuring charges (credits)	7,979	166	369	(270)	8,244
Publishing brand impairment charge	3,600	-	-	-	3,600
Non-GAAP Adjusted Contribution to Profit	$19,848	$48,385	$50,996	$36,656	$155,885
Depreciation and amortization	17,897	18,253	17,635	18,489	72,274
Non-GAAP Adjusted EBITDA	$37,745	$66,638	$68,631	$55,145	$228,159

Education Services:
Total Revenue, net	$26,337	$29,737	$32,242	$30,815	$119,131

Contribution to Profit	$(5,802)	$888	$2,752	$263	$(1,899)
Adjustments:
Restructuring charges (credits)	2,070	(720)	516	28	1,894
Non-GAAP Adjusted Contribution to Profit	$(3,732)	$168	$3,268	$291	$(5)
Depreciation and amortization	3,291	3,322	3,252	3,247	13,112
Non-GAAP Adjusted EBITDA	$(441)	$3,490	$6,520	$3,538	$13,107

Corporate Expenses:	$(50,388)	$(38,585)	$(47,152)	$(47,460)	$(183,585)
Adjustments:
Restructuring charges (credits)	10,844	(464)	633	2,158	13,171
Non-GAAP Adjusted Corporate Expenses	$(39,544)	$(39,049)	$(46,519)	$(45,302)	$(170,414)
Depreciation and amortization	3,550	3,525	3,380	3,343	13,798
Non-GAAP Adjusted EBITDA	$(35,994)	$(35,524)	$(43,139)	$(41,959)	$(156,616)

Consolidated Results:
Revenue, net	$411,444	$451,731	$455,675	$477,253	$1,796,103

Operating Income	$12,570	$80,786	$65,394	$72,711	$231,461
Adjustments:
Restructuring charges (credits)	25,729	(1,406)	2,208	2,035	28,566
Publishing brand impairment charge	3,600	-	-	-	3,600
Non-GAAP Adjusted Operating Income	$41,899	$79,380	$67,602	$74,746	$263,627
Depreciation and amortization	38,717	38,043	37,997	39,232	153,989
Non-GAAP Adjusted EBITDA	$80,616	$117,423	$105,599	$113,978	$417,616